77C. Matters Submitted to a Vote of Security Holders

The Special Meeting of Shareholders of Federated Municipal Securities Fund, Inc. (the "Fund") was held on June 30, 1999. The following items were approved by shareholders at this meeting.

1. ELECTION OF DIRECTORS. 1

Shares Voted Affirmatively
Shares Withheld
John F. Cunningham
44,127,562
979,099
Charles F. Mansfield, Jr.
44,149,187
957,474
John S. Walsh
44,174,466
932,195

1 The following Directors continued their terms as Directors: John F. Donahue, Thomas G. Bigley, John T. Conroy, Nicholas P. Constantakis, J. Christopher Donahue, Lawrence D. Ellis, M.D., Peter E. Madden, John E. Murray, Jr., and Marjorie P. Smuts.

2. TO RATIFY THE SELECTION OF DELOITTE & TOUCHE LLP AS THE FUND'S INDEPENDENT AUDITORS.

SHARES VOTED AFFIRMATIVELY
SHARES VOTED NEGATIVELY
SHARES ABSTAINING
43,345,620
362,713
1,398,328

3. TO MAKE CHANGES TO THE FUND'S FUNDAMENTAL INVESTMENT POLICIES:
a. To approve amending the Fund's fundamental investment policy regarding diversification.

SHARES VOTED AFFIRMATIVELY
SHARES VOTED NEGATIVELY
SHARES ABSTAINING
33,876,423
1,291,520
2,370,152

b. To approve amending the Fund's fundamental investment policy regarding borrowing money and issuing senior securities.

SHARES VOTED AFFIRMATIVELY
SHARES VOTED NEGATIVELY
SHARES ABSTAINING
32,868,723
2,323,780
2,645,593

c. To approve amending the Fund's fundamental investment policy regarding investments in real estate.

SHARES VOTED AFFIRMATIVELY
SHARES VOTED NEGATIVELY
SHARES ABSTAINING
33,022,028
2,301,341
2,514,727

d. To approve amending the Fund's fundamental investment policy concerning investments in commodities.

SHARES VOTED AFFIRMATIVELY
SHARES VOTED NEGATIVELY
SHARES ABSTAINING
32,332,705
2,849,503
2,655,888

e. To approve amending the Fund's fundamental investment policy regarding underwriting securities.
SHARES VOTED AFFIRMATIVELY
SHARES VOTED NEGATIVELY
SHARES ABSTAINING
33,281,313
2,018,272
2,538,510

f. To approve amending the Fund's fundamental investment policy regarding lending by the Fund.
SHARES VOTED AFFIRMATIVELY
SHARES VOTED NEGATIVELY
SHARES ABSTAINING
32,707,007
2,370,372
2,760,716

g. To approve amending the Fund's fundamental investment policy regarding concentration of the Fund's investments in the securities of companies in the same industry.
SHARES VOTED AFFIRMATIVELY
SHARES VOTED NEGATIVELY
SHARES ABSTAINING
33,219,925
2,099,241
2,518,930

h. To approve amending the Fund's fundamental investment policy regarding investments in municipal securities.
SHARES VOTED AFFIRMATIVELY
SHARES VOTED NEGATIVELY
SHARES ABSTAINING
34,024,862
1,504,770
2,308,464

i. To approve amending and making non-fundamental, the Fund's fundamental investment policy regarding buying securities on margin.
SHARES VOTED AFFIRMATIVELY
SHARES VOTED NEGATIVELY
SHARES ABSTAINING
31,970,723
3,055,625
2,811,747

j. To approve amending and making non-fundamental, the Fund's fundamental investment policy regarding pledging assets.

SHARES VOTED AFFIRMATIVELY
SHARES VOTED NEGATIVELY
SHARES ABSTAINING
32,178,686
2,881,539
2,777,871

k. To make non-fundamental the Fund's current fundamental investment policies regarding permissible investments.

SHARES VOTED AFFIRMATIVELY
SHARES VOTED NEGATIVELY
SHARES ABSTAINING
32,640,857
2,353,418
2,844,820


l. To make non-fundamental the Fund's current fundamental investment policy regarding temporary investments.
SHARES VOTED AFFIRMATIVELY
SHARES VOTED NEGATIVELY
SHARES ABSTAINING
32,983,279
2,128,564
2,726,252

m. To make non-fundamental the Fund's current fundamental investment policy regarding engaging in when-issued and delayed delivery transactions.
SHARES VOTED AFFIRMATIVELY
SHARES VOTED NEGATIVELY
SHARES ABSTAINING
32,873,734
2,046,460
2,917,902

n. To make non-fundamental the Fund's current fundamental investment policy regarding investing in securities of other investment companies.
SHARES VOTED AFFIRMATIVELY
SHARES VOTED NEGATIVELY
SHARES ABSTAINING
32,676,806
2,342,71
2,818,619

o. To approve eliminating the Fund's fundamental investment policy on investments in oil, gas and minerals.

SHARES VOTED AFFIRMATIVELY
SHARES VOTED NEGATIVELY
SHARES ABSTAINING
32,613,713
2,701,398
2,522,984

p. To approve eliminating the Fund's fundamental investment policy on selling securities short.
SHARES VOTED AFFIRMATIVELY
SHARES VOTED NEGATIVELY
SHARES ABSTAINING
32,181,728
2,969,319
2,687,049




q. To approve eliminating the Fund's fundamental investment policy regarding trading portfolio securities.

SHARES VOTED AFFIRMATIVELY
SHARES VOTED NEGATIVELY
SHARES ABSTAINING
32,856,376
2,289,302
2,692,418



(4) To approve amendments to the Fund's Articles of Incorporation to permit the Board of Directors to liquidate assets of a series or class without seeking shareholder approval to the extent permitted under Maryland law. SHARES VOTED AFFIRMATIVELY
SHARES VOTED NEGATIVELY
SHARES ABSTAINING
32,192,752
3,130,435
2,514,909